Exhibit 99.2

AETHIR DIGITAL ASSET TREASURY: POWERING THE AI INFRASTRUCTURE REVOLUTION Infrastructure - Backed Yield via the World’s Largest Decentralized GPU Network and $ATH Token CONFIDENTIAL DNA HOLDINGS VENTURES, INC

This presentation is being delivered to a limited number of parties for discussion purposes only and shall not form the basis for or be relied on in connection with any contractually binding commitment . By accepting this presentation, each recipient agrees (i) to maintain the strict confidentiality of all information that is contained in this presentation and not already in the public domain and not to photocopy, reproduce or distribute such information in whole or in part to any other persons at any time without the prior written consent of each of DNA Holdings Ventures, Inc . (the "Sponsor"), and BTIG, LLC and H . C . Wainwright & Co . LLC (the "Placement Agents") and (ii) to use this presentation for information purposes only, and not for any other purpose including, without limitation, to trade, or induce any other person to trade, any securities, digital assets or other instruments . Access to this presentation does not create any contractual or fiduciary relationship between the Sponsor (or the Placement Agents) and the recipient . This presentation is being furnished solely to "accredited investors" (as defined in Rule 501 (a)(1), (2), (3) or (7) under Regulation D promulgated pursuant to the U . S . Securities Act of 1933 , as amended (the "Securities Act")) with sufficient knowledge and experience in investment, financial and business matters and the capability to conduct their own due diligence investigation and evaluation . This presentation has been prepared solely for informational purposes . This presentation does not constitute an offer to sell or issue or the solicitation of an offer to buy or acquire securities of the public company contemplated herein (“Pubco”) in any jurisdiction or an inducement to enter into investment activity, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever . Specifically, this presentation does not constitute a "prospectus" within the meaning of the Securities Act, nor does it constitute a "prospectus" under Regulation (EU) 2017 / 1129 . This presentation does not contain all relevant information relating to Pubco or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of Pubco . No securities of Pubco may be offered or sold without registration under the Securities Act or an exemption from the registration requirements of the Securities Act . ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS . ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), ANY STATE SECURITIES COMMISSION OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY AND WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON THE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS PROVIDED BY THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER . Certain information contained in this presentation was obtained from various sources, including third parties, and has not been independently verified . No representation, warranty or undertaking, express or implied, is made by the Sponsor, Pubco or the Placement Agents as to, and no reliance should be placed on, the fairness, accuracy, completeness, correctness or reasonableness of the information or the sources presented or contained herein . By attending this presentation, you acknowledge and agree that none of the Sponsor, the Placement Agents or any of their respective affiliates, shareholders, directors, employees, agents, advisors, representatives or underwriters will be liable (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with the presentation . This presentation speaks as of the date hereof . The information presented or contained in this presentation is subject to change without notice . Neither the delivery of this presentation nor any further discussions of the Sponsor, or any of its affiliates, shareholders, directors, employees, agents, advisors, representatives or underwriters with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Sponsor since that date . Disclaimer Learn More COMPANY CONFIDENTIAL DNA HOLDINGS VENTURE, INC

The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934 , as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10 b - 5 thereunder . The securities described herein have not been registered under the Securities Act and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act . For a description of the risks relating to an investment in Pubco in connection with an offering of securities, we refer you to the "Risk Factors" slide of this presentation and, when Pubco has been identified, the risk factors discussed in documents that Pubco has filed, or will file, with the SEC . This presentation includes forward - looking statements . These forward - looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," “could," "may," "will," "believe," "estimate," "forecast," "goal," “project," and other words of similar meaning . These forward - looking statements address various matters including statements relating to the anticipated benefits and timing of the completion of the proposed offering and related transactions, the intended use of proceeds from the offering, the assets to be held by Pubco, the expected future market, price and liquidity of the digital assets Pubco acquires, the macro and political conditions surrounding digital assets, Pubco’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and the expected financial impacts of the proposed transactions described herein . Each forward - looking statement contained in this presentation is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement . Applicable risks and uncertainties include, among others, the risk that the proposed transactions described herein may not be completed in a timely manner or at all ; failure to realize the anticipated benefits of the transactions and the proposed digital asset treasury strategy ; changes in business, market, financial, political and regulatory conditions ; risks relating to Pubco’s operations and business, including the highly volatile nature of the price of Solana and other cryptocurrencies ; the risk that Pubco’s stock price may be highly correlated to the price of the digital assets that it holds ; risks related to increased competition in the industries in which Pubco does and will operate ; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally ; risks relating to the treatment of crypto assets for U . S . and foreign tax purposes, as well as those risks and uncertainties identified at the end of this presentation and, when Pubco has been identified, the risk factors discussed in documents that Pubco has or may file with the SEC . Investors, potential investors, and others should give careful consideration to these risks and uncertainties . Investors should not place considerable reliance on the forward - looking statements contained in this presentation . The forward - looking statements in this presentation speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements . Disclaimer COMPANY CONFIDENTIAL DNA HOLDINGS VENTURE, INC Learn More

Executive Summary

DNA | Aethir

Partner with the **largest decentralized GPU network** to unlock yield, utility, and infrastructure-backed growth

The Opportunity

Establish the preeminent, publicly-traded investment vehicle for **exposure to a global GPU compute network** through its category leader, **Aethir** (the "Company")

The Company

Aethir is the undisputed #1 DePIN[1] company by revenue, with $150M+ in on-chain Annual Recurring Revenue

Its enterprise-grade "**Airbnb for GPUs**" solves the global compute shortage by offering **GPU power at a 50-80% discount to centralized providers**

The Asset

The treasury's core holding, **$ATH, is a utility token** that functions as a "convertible commodity", a proxy for AI compute

Its value is driven by a flywheel of organic enterprise demand and programmatic supply compression from network-wide staking

The Transaction

A partnership with a public shell, **capitalized by a $200 million PIPE ($100M cash, $100M in-kind $ATH)**

The transaction is enhanced by "Structural Alpha," featuring a **discounted token acquisition and a foundation-led buyback program**

Aethir Highlights

$150M+ Annual Revenue
Real usage, not speculation, all on-chain

Enterprise Adoption
Serving AI/ML, gaming, HPC, and cloud workloads

Token Utility
Required for all compute contributions; staked for quality assurance

Checker Node Network
90,000+ nodes validating performance and uptime

Aethir is powering AI's backbone via a decentralized GPU-as-a-Service platform with 430,000+ nodes across 200+ global locations. Its native token, **$ATH**, fuels GPU rentals, staking, validation, and ecosystem rewards

(1) DePIN = Decentralized Physical Infrastructure; Source: EV3ventures and DePIN Ninja

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The $ATH Token: A Proxy for AI Compute

DNA | Aethir

Unlike speculative assets, $ATH derives its value directly from the real-world demand for GPU processing power

What is the $ATH Token?

- Native utility asset of the Aethir network
- Direct proxy for a unit of AI compute power
- Medium of exchange, security, and incentive for the network

The Incentive for GPU Owners

- Asset-light model enables any GPU owner to monetize otherwise idle or underutilized hardware
- Pair GPU providers with enterprise customers globally. Fundamental shift from the centralized region-limited model

The Incentive for Token Investors

- Direct economic exposure to network growth. Token's value grows with network usage
- Active yield via staking, liquidity, and lending programs
- A tradable direct claim on the value of the high-growth AI compute market

Driver 1: Consistent Buy Pressure Due to GPU Demand

Enterprises access compute on-chain via $ATH across long-term contracts, with predictable growth

Driver 2: Programmatic Supply Compression

Providers and 90K+ validators must stake $ATH to participate, removing tokens from the market

Combined Effect: Potential for Price Appreciation

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Powering The Next Era of AI Innovation

DNA | Aethir

The Problem

AI requires immense GPU compute power, but centralized providers (AWS, Google) are expensive, slow to deploy, and capacity constrained

→

Solution

Aethir has built a global GPU compute network – aggregating unused GPU power globally and offering it to enterprises at a fraction of the cost

- Unlock AI potential with rapid access to high-performance, scalable GPU clusters
- Save 40-80% while delivering top tier performance at a fraction of traditional cloud costs
- Access the latest GPUs like H200s and B200s instantly, with seamless upgrades and no capital expense
- Deploy anywhere with 200+ global locations, delivering enterprise compute power locally
- Turn bold AI visions into reality from single-node experiments to massive 4K or 8K GPU clusters

5,000+
B200s, H200s, H100s

200+
Locations
90+ Countries

430K+
GPUs in network

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Aethir's Competitive Advantages

Aethir has established a dominant market position with defensible moats across revenue, value, and enterprise scale

1

Established Revenue & Market Dominance

- Aethir is the #1 DePIN company by revenue, generating **$150M+ in Annual Recurring Revenue (ARR)**
- The company's revenue is **5x larger than io.net** and **26x larger than Akash**
- It has demonstrated **96.4% quarter-over-quarter revenue growth** in Q1 2025



DePIN Revenue Leadership(1)
(Annual Recurring Revenue, $M)
Aethir 150
io.net 24
Akash 4.6
Render 1.9

2

Market-Leading Price & Performance

- Aethir's pricing for high-performance NVIDIA H100 GPUs is $1.25 per hour
- This is **50% cheaper than Lambda Labs** ($2.49/hr) and **80% cheaper than hyperscalers like AWS** ($6.04/hr.)
- Aethir delivers bare-metal performance with **zero hidden fees** for bandwidth, data transfer, or storage



NVIDIA H100 GPU Cost Per Hour(2)
Aethir $1.25
Vultr $2.29
Corweave $2.46
Lambda $2.49
Crusoe $2.93
Oracle $4.70
AWS $6.04
Azure $7.97
Google Cloud $8.99

3

Unrivaled Global Scale

- Aethir operates the largest GPU network globally, with **430,000+ GPU containers.**
- The network includes **over 5,000 of the latest NVIDIA H100s, H200s, and B200s.**
- A truly global footprint with **200+ locations in over 90 countries**, compared to competitors who are largely US/Europe focused.



435,090
Singapore
USA
Hong Kong
Japan
Vietnam
Turkey
Malaysia
UAE
South Korea

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Enterprise-Grade & Crypto-Native

- Trusted by **150+ B2B clients and partners** who require robust performance.
- Network integrity is ensured by over **90,000 Checker Nodes**, which perform over 1 million checks per day to maintain Enterprise-grade SLAs.
- As a graduate of the **NVIDIA Inception Program,** Aethir's technology and business model are validated by the industry's most important player.

NVIDIA INCEPTION PROGRAM | Aethir

(1) Source: EV3ventures and DePIN Ninja
(2) Source: Competitor websites

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Aethir Value Creation Dynamics Enterprise Usage Token Demand Increased Staking Yields More Cloud Host Participants More GPUs & Location Options More Enterprise Adoption & Network Growth Aethir’s revenue isn’t speculative — it means real - world usage, sticky enterprise demand, and a foundation for outsized yield as adoption grows dna.holdings 9

Structural Alpha: Foundation Partnership Enables Discounted $ATH Accumulation Acquires $ATH in the open market Sell GPU at premium and raises capital ATM at premium Increase NAV per share value Treasury and token appreciation - earn amplified effective yield or compute booking value due to grant from foundation Pubco stakes $ATH or books GPUs with $ATH ▪ Initial tokens contributed in - kind at meaningful discount to market, followed by additional ongoing incentives for market accumulation of $ATH ▪ Discount amplifies effective staking yield and GPU sales margin vs spot token purchases ▪ Net cash proceeds from the PIPE (less transaction fees and repayment of certain Pubco liabilities and expenses) will be used to strategically purchase $ATH dna.holdings 10

Fueling Aethir’s Growth and Maximizing Treasury Value Stacked $ATH Yield Strategy Cloud Host Staking Program: I. Supply $ATH to new and existing Cloud Hosts to onboard more GPUs II. Generate yield (interest/fees or $eATH rewards), directly supporting network supply Native $ATH Staking Pools (AI / Gaming): I. Participate in Aethir's core staking pools (AI & Gaming) to earn native $ATH rewards and rewards from our ecosystem partners II. Strengthen network security and decentralization while accruing more treasury asset Liquidity Provision for $ATH: I. Maintain optimal $ATH liquidity on key exchanges II. Earn trading fees from robust $ATH pairs, ensuring efficient token velocity Enterprise Compute Sales: I. Book the latest and most in - demand GPUs in the world through Aethir's network using ATH, selling to AI enterprise clients in need of HPC II. Acquire ATH on CEX with proceeds from compute sales, receive grant incentive from Foundation to enhance margins dna.holdings 11

$ATH DAT's Inherent Hedge Against Downside

DNA | Aethir

Our DAT's Strategic Advantage: Avoiding the Downside "Death Spiral"

We have a **non-correlated conversion channel** allowing our DAT to realize full cash value of its assets **without selling $ATH in the market**

When other DATs may be forced to sell their digital assets to support NAV – risking a price collapse – we can redeem our digital assets for GPU compute and convert to cash, supporting downside NAV



DAT Holds $ATH Treasury

Utility token used to purchase GPU compute time from Aethir's network



Redeem $ATH for Compute

DAT redeems $ATH by booking GPU compute time (e.g. NVIDIA B200s or H200s) from cloud hosts

Redemption without selling $ATH



Sell Compute for Cash

DAT sells booked GPU compute time to enterprise clients for cash / fiat (potentially at a markup)

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Compute Infrastructure & Finance Focused Leadership

DNA | Aethir

Aethir Executive Team



Dan Wang
Co-Founder & CEO

- Dan is a seasoned leader in the industry with roles at IVC (Partner), YGG SEA (CIO), Riot Games (Head of International Publishing), and Riot Games China (COO)



Mark Rydon
Co-Founder & CSO

- Mark is a veteran founder and strategist with leadership roles at Flux Capital (Partner), Gaas LTD (Co-Founder), and Bechtel Corporation (Strategy & Ops)



Kyle Okamoto
CTO

- Kyle has served as the CEO & General Manager at Ericsson's IoT, Automotive, and Security businesses, CEO of Edge Gravity, and Chief Network Officer at Verizon Media

DNA Executive Team



Shawn Matthews
CEO

- Former CEO of Cantor Fitzgerald (2009–2018); grew the firm from under 3k to over 10k employees
- After retiring to manage his family office, served on SIFMA's Board, holds degrees from Fairfield and Hofstra



Scott Walker
Co-Founder / Chairman

- Serial entrepreneur and early Bitcoin investor, instrumental in launching the first ICOs and backing major crypto projects
- One of the most experienced and successful investors in the space



Chris Miglino
President / Co-Founder

- Co-Founder of DNA and Sequire, expert in guiding companies from inception to IPO
- Chris excels at capital markets strategy and driving transformative tech innovation



Brock Pierce
Co-Founder / Director

- Futurist investor and pioneer behind Blockchain Capital, Tether, and EOS Brock is known for shaping the Bitcoin ecosystem and leading breakthroughs across blockchain, finance, and technology

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Crypto Advisory Board

DNA | Aethir



Jaden Yan

- Jaden Yan is Executive Director of Aethir Foundation. Prior to Aethir, Jaden co-founded Clique, serving as CMO from 2021 to 2024. Clique built off-chain to on-chain infrastructure for brands like Sony Music Entertainment and Trip.com.



Kyle Okamoto

- Kyle has served as the CEO & General Manager at Ericsson's IoT, Automotive, and Security businesses, CEO of Edge Gravity, and Chief Network Officer at Verizon Media



Mark Rydon

- Mark is a veteran founder and strategist with leadership roles at Flux Capital (Partner), Gaas LTD (Co-Founder), and Bechtel Corporation (Strategy & Ops)



Sam Lannaghan

- Tech-forward CIO with startup exit and front-office quant trading experience at DNA Trading
- Built liquidity tools for crypto/web3, including Autopilot and real-time dashboards



Thomas McLaughlin

- 8+ years in digital asset investing and trading
- Former CIO at Coral Capital ($125M AUM); Angel investor in early blockchain startups
- Ex-Bank of America & Alvaraz & Marsal. BS in Finance & Accounting, Lehigh University

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Illustrative Transaction Overview

DNA | Aethir


Aethir Foundation & In-Kind Strategic Investors
~$167M value of $ATH Tokens
~40% Avg. Discount
$100M value of Shares/Pre-Funded Warrants
+
Grant from Foundation: 20% on net cash proceeds used to purchase $ATH in open market
Cash Investors
$100M of Cash
$100M value of Shares
Pubco

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Transaction Summary

DNA | Aethir

Equity Terms	
Ticker / Issuer	[NASDAQ: XXX]
Execution	Private Investment in Public Equity (PIPE)
Type of Security	Common Equity + Pre-Funded Warrants(1)
Total Offering Size	$100 Million Cash; $100 Million in-Kind(1)
PIPE Price	[$XX]
Pro Forma Ownership	[~87%] PIPE investors, [~8%] deal sponsor and advisors(2), [~5%] Pubco existing shareholders
Implied PIPE mNAV	[~0.85] mNAV(3)
Use of Proceeds	Primarily to purchase $ATH and for transaction expenses, general corporate and working capital purposes of PubCo
Registration Rights	Pubco will use commercially reasonable efforts to file a resale registration statement after the PIPE closing covering registration of the PIPE shares and shares underlying the pre-funded warrants
Lock-Up	No lock-up for PIPE investors

(1) Investors contributing in-kind will receive pre-funded warrants in lieu of common shares that will not be exercisable until shareholder approval is obtained.
(2) Includes warrant coverage to DNA and placement agents, presented on a 100% exercised basis.
(3) Assumes $50 million of in-kind contribution from Aethir foundation at an average discount of ~41% plus a 20% in-kind incentive match for cash PIPE proceeds, and $50 million of in-kind contribution from investors at an average discount of ~33%. Includes effect of transaction expenses.

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investors@dna.holdings THANK YOU! dna.holdings

AETHIR'S KPIS


$160M+
Funding
$140M+
Nodes Sold
2.3M+
Community Members
NVIDIA
Inception Program Graduate
100+
B2B Clients
5,000+
B200, H200, H100 GPUs live on the Aethir platform
60+
Expert Cloud Engineers
200+
Location Deployments
5M+
Cloud Mobile Users
500,000+
Cloud Gaming Users
$160M+
Infrastructure capital deployed or committed to date

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Risk Factors Participating in this transaction and investing in Pubco involves a high degree of risk . Certain factors may have a material adverse effect on the business, financial condition and results of operations of Pubco and your potential investment in Pubco . Once Pubco is identified, you should also read the risk factors disclosed in Pubco’s SEC filings . The risks that are currently applicable to Pubco's business may not be all the risks Pubco may face, and additional or unknown risks may also become important factors that materially adversely affect Pubco’s business going forward . dna.holdings 19 Risks Related to the Expected Digital Asset Business and Aethir Strategy • Pubco is expected to use the net proceeds from the proposed offering to purchase digital assets, including Aethir tokens, the price of which has been, and will likely continue to be, highly volatile . Pubco's operating results and share price may significantly fluctuate, including due to the highly volatile nature of the price of such digital assets and erratic market movements . • Aethir tokens and other digital assets are novel assets, which will expose Pubco to significant legal, commercial, regulatory and technical uncertainty, which could materially adversely affect Pubco's financial position, operations and prospects . • The regulatory regime for digital assets in the U . S . and elsewhere is uncertain . Pubco may be unable to effectively react to proposed legislation and regulation of digital assets, which could adversely affect its business . • Legal proceedings or regulatory inquiries could negatively affect public perception of Aethir, DNA and Pubco, which could constrain trading activity and suppress the price and liquidity of Aethir tokens . Any such development could materially and adversely affect the value of our digital asset treasury, the market price of Pubco stock and our ability to execute on our digital asset treasury strategy . • Changes in regulatory interpretations could require Pubco to register as a money services business or money transmitter, leading to increased compliance costs or operational shutdowns . • If any of the digital assets that Pubco holds are classified as a security, Pubco may be subject to extensive regulation, which could result in significant costs or force Pubco to cease certain operations . • The classification of digital assets that Pubco holds as a commodity could subject it to additional CFTC regulation, resulting in significant compliance costs or the cessation of certain operations . • Pubco is not subject to legal and regulatory obligations that apply to investment companies such as mutual funds and exchange - traded funds, or to obligations applicable to investment advisers . • Due to the unregulated nature and lack of transparency surrounding the operations of many digital asset trading venues, digital asset trading venues experience greater risk of fraud, market manipulation and other deceptive marketing practices, as well as security failures or regulatory or operational problems, than trading venues for more established asset classes, which may result in a loss of confidence in digital asset trading venues and adversely affect the value of digital assets and Pubco's financial position, operations and prospects . • Pubco’s historical financial statements do not reflect the potential variability in earnings that Pubco may experience in the future relating to its proposed holding of digital assets . Accordingly, it will be difficult to evaluate Pubco's business and future prospects, and Pubco may not be able to achieve or maintain profitability in any given period . • Digital asset holdings are less liquid than cash and cash equivalents and may not be able to serve as a source of liquidity for Pubco to the same extent as cash and cash equivalents . • Digital asset lending arrangements may expose Pubco to risks of borrower default, operational failures and cybersecurity threats .

Risk Factors Cont. Risks Related to the Expected Digital Asset Business and Aethir Strategy Cont. • Pubco will incur significant transaction costs in connection with the proposed transactions, which could be higher than currently anticipated. 20 dna.holdings • The reliance on open - source code by digital asset networks exposes Pubco to risks related to competitive networks and products built on such code, the failure of individuals to maintain such code, and discovery of security vulnerabilities that could threaten the ability of such networks to operate . • The lack of legal recourse and insurance for digital assets increases the risk of total loss in the event of theft or destruction . • Pubco will face risks relating to the custody of its digital assets . If Pubco or its third - party service providers experience a security breach or cyberattack and unauthorized parties obtain access to its private keys, or its private keys are lost or destroyed, or other similar circumstances or events occur, Pubco may lose some or all of its digital assets and its financial condition and results of operations could be materially adversely affected . • The irreversibility of digital asset transactions exposes Pubco to risks of theft, loss and human error, which could negatively impact its business . • Following the launch of Pubco's proposed digital asset treasury strategy, Pubco will operate in a highly competitive environment and will compete against other companies and other entities with similar strategies, including companies with significant holdings of digital assets, and Pubco's business, operating results and financial condition may be adversely affected if it is unable to compete effectively . • Aethir faces unique technical, governance and concentration risks that could materially affect its long - term viability . • Aethir is subject to the risk of technological obsolescence, including competition from emerging blockchain and artificial intelligence protocols . • Pubco may be subject to additional tax liability if regulation or policy changes adversely affect the tax treatment of rewards from staking Aethir tokens . • Aethir validators may rely on third - party software unaffiliated with Aethir. If such third parties stop maintaining such software, or if such software fails to function properly, it could have an adverse effect on the Aethir blockchain and value of Aethir tokens. • A cyberattack or other malicious attack on the Aethir blockchain could have a material impact on the value of Aethir tokens held by Pubco. • The emergence or growth of other digital assets, including those with significant private or public sector backing, including by governments, consortiums or financial institutions, could have a negative impact on the price of Aethir tokens and adversely affect Pubco's securities. Risks Related to the PIPE • The benefits of the proposed PIPE and associated transactions may not be realized to the extent currently anticipated, or at all . The ability to recognize any such benefits may be affected by, among other things, competition, the ability of Pubco and its management to successfully execute on the digital asset treasury strategy, maintain relationships and retain its management and key employees . • Securities issued in the proposed PIPE will be restricted securities and will not be registered upon issuance, and therefore will be subject to securities law restrictions on transferability until such time as the resale of such securities is registered under the Securities Act of 1933 , as amended, or an exemption from the registration requirements of the Securities Act is available . • Pubco’s stockholders will experience significant dilution as a result of the proposed PIPE . The number of shares Pubco plans to sell in the proposed PIPE financing is significant in relation to the number of outstanding shares of its common stock . • Pubco may become obligated to pay liquidated damages if it fails to file, obtain effectiveness of, or maintain effectiveness of the resale registration statement in accordance with the terms of the Securities Purchase Agreement and the form of Registration Rights Agreement related to the proposed PIPE . • Some of Pubco’s existing and proposed directors, executive officers and principal stockholders may have interests in the proposed PIPE that are different from yours . • Stockholders will experience substantial dilution if the pre - funded warrants are exercised for shares of common stock .

This presentation is being delivered to a limited number of parties for discussion purposes only and shall not form the basis for or be relied on in connection with any contractually binding commitment . By accepting this presentation, each recipient agrees (i) to maintain the strict confidentiality of all information that is contained in this presentation and not already in the public domain and not to photocopy, reproduce or distribute such information in whole or in part to any other persons at any time without the prior written consent of each of DNA Holdings Ventures, Inc . (the "Sponsor"), and BTIG, LLC and H . C . Wainwright & Co . LLC (the "Placement Agents") and (ii) to use this presentation for information purposes only, and not for any other purpose including, without limitation, to trade, or induce any other person to trade, any securities, digital assets or other instruments . Access to this presentation does not create any contractual or fiduciary relationship between the Sponsor (or the Placement Agents) and the recipient . This presentation is being furnished solely to "accredited investors" (as defined in Rule 501 (a)(1), (2), (3) or (7) under Regulation D promulgated pursuant to the U . S . Securities Act of 1933 , as amended (the "Securities Act")) with sufficient knowledge and experience in investment, financial and business matters and the capability to conduct their own due diligence investigation and evaluation . This presentation has been prepared solely for informational purposes . This presentation does not constitute an offer to sell or issue or the solicitation of an offer to buy or acquire securities of the public company contemplated herein (“Pubco”) in any jurisdiction or an inducement to enter into investment activity, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever . Specifically, this presentation does not constitute a "prospectus" within the meaning of the Securities Act, nor does it constitute a "prospectus" under Regulation (EU) 2017 / 1129 . This presentation does not contain all relevant information relating to Pubco or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of Pubco . No securities of Pubco may be offered or sold without registration under the Securities Act or an exemption from the registration requirements of the Securities Act . ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS . ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), ANY STATE SECURITIES COMMISSION OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY AND WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON THE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS PROVIDED BY THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER . Certain information contained in this presentation was obtained from various sources, including third parties, and has not been independently verified . No representation, warranty or undertaking, express or implied, is made by the Sponsor, Pubco or the Placement Agents as to, and no reliance should be placed on, the fairness, accuracy, completeness, correctness or reasonableness of the information or the sources presented or contained herein . By attending this presentation, you acknowledge and agree that none of the Sponsor, the Placement Agents or any of their respective affiliates, shareholders, directors, employees, agents, advisors, representatives or underwriters will be liable (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with the presentation . This presentation speaks as of the date hereof . The information presented or contained in this presentation is subject to change without notice . Neither the delivery of this presentation nor any further discussions of the Sponsor, or any of its affiliates, shareholders, directors, employees, agents, advisors, representatives or underwriters with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Sponsor since that date . Disclaimer COMPANY CONFIDENTIAL DNA HOLDINGS VENTURE, INC Learn More